SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  March 27, 2003
                                                           (February 28, 2003)


                            FRANKLIN RECEIVABLES LLC
                          (FRANKLIN AUTO TRUST 2000-1)
                          (FRANKLIN AUTO TRUST 2001-1)
                          (FRANKLIN AUTO TRUST 2001-2)
                          (FRANKLIN AUTO TRUST 2002-1)

             (Exact name of registrant as specified in its charter)

         DELAWARE                      333-56869                94-3301790
 (State of incorporation)        (Commission File No.)        (IRS Employer
                                                          Identification Number)


    47 WEST 200 SOUTH, SUITE 500, SALT LAKE CITY, UTAH                 84101
          (Address of principal executive offices)                   (Zip Code)

   Registrant's telephone number, including area code            (801) 238-6700


--------------------------------------------------------------------------------

             (Former name or former address, if changed since last report)




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Item 5.             Other Events.

    The Monthly Servicing Report relating to the Franklin Auto Trust 2000-1 for the Collection Period ended February 28, 2003, the Franklin Auto Trust 2001-1 for the Collection Period ended February 28, 2003, the Franklin Auto Trust 2001-2 for the Collection Period ended February 28, 2003, and the Franklin
Auto Trust 2002-1 for the Collection Period ended February 28, 2003 are attached hereto as Exhibits 19.1, 19.2, 19.3 and 19.4 are incorporated herein by this reference.

Item 7.             Financial Statements, Pro Forma Financial Information and
                    Exhibits.

(c) Exhibits

Exhibit 19.1 -      Franklin Auto Trust 2000-1 Monthly Servicing Report for the
                    Collection Period ending February 28, 2003

Exhibit 19.2 -      Franklin Auto Trust 2001-1 Monthly Servicing Report for the
                    Collection Period ending February 28, 2003

Exhibit 19.3 -      Franklin Auto Trust 2001-2 Monthly Servicing Report for the
                    Collection Period ending February 28, 2003

Exhibit 19.4 -      Franklin Auto Trust 2002-1 Monthly Servicing Report for the
                    Collection Period ending February 28, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                               FRANKLIN RECEIVABLES, LLC
                               (Registrant)

                               By:  Franklin Capital Corp.

Date:  March 27, 2003          /s/ Harold E. Miller, Jr.
                               HAROLD E. MILLER, JR.
                               President

                                        Exhibits

Exhibit 19.1 - Franklin Auto Trust 2000-1 Monthly Servicing Report for the Collection Period ending February 28, 2003.

             19.2 - Franklin Auto Trust 2001-1 Monthly Servicing Report for the Collection Period ending February 28, 2003.

             19.3 - Franklin Auto Trust 2001-2 Monthly Servicing Report for the Collection Period ending February 28, 2003.

             19.4 - Franklin Auto Trust 2002-1 Monthly Servicing Report for the Collection Period ending February 28, 2003.


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